Investor Presentation September 2015 Exhibit 99.1

Safe Harbor Statement
FORWARD-LOOKING STATEMENTS
Certain statements contained in this presentation are “forward-looking statements.” We have based these forward-looking statements on our current expectations and projections about future events. However, these forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause our actual results, performance or achievements to be materially different.
Some of these risks, include, among other things: our lack of combined operating history and our ability to successfully integrate the
Founding Companies into one entity;  our ability to successfully locate and acquire additional businesses that provide recycled OEM automotive products and our ability to successfully integrate any acquired companies with our business; our success in managing our internal growth; competition from vehicle replacement parts companies, including but not limited to those that provide recycled parts; our ability to maintain our relationships with auto body shops, insurers and other customers and with auction companies from which we purchase our salvage vehicles; our compliance and our Founding Companies’ past compliance with environmental laws and regulations and federal, state and local operating and permit requirements; the known environmental liabilities at Standard’s Toronto, Ontario facility associated with groundwater and surface water contamination as a result of historical releases and a petroleum hydrocarbon spill in
November 2010; potential for significant impairment of goodwill and intangibles; fluctuations in the prices of scrap metal and other metals;
changes in the national, provincial or state laws and regulations affecting our business; disruptions in the information technology systems on which our business relies; and material weaknesses in our internal control over financial reporting. For a more detailed discussion of these and risks, see the documents and reports that we have filed with the Securities and Exchange Commission (the “SEC”).
Given these risks and uncertainties, you are cautioned not to place undue reliance on our forward-looking statements. Projections and other forward-looking statements included in this presentation have been prepared based on assumptions, which we believe to be reasonable, but not in accordance with GAAP or any guidelines of the SEC. Actual results may vary, perhaps materially. You are strongly cautioned not to place undue reliance on such projections and other forward-looking statements. All written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by these cautionary statements.
Except as required by federal securities laws, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any such forward-looking statements, whether made in this presentation or elsewhere, should be considered in the context of the various disclosures made by us about our businesses including, without limitation, the risk factors discussed above.

2 A Look Into Fenix Parts

Presenters
•
Former Vice President of Stericycle Inc. (NASDAQ:SRCL), a national reverse logistics and regulated waste management company
Operational and P/L responsibilities for 150,000 customers generating
$500
million in revenue
Executed
the
consolidation
and
integration
strategy
of
Stericycle
–
managing
or
facilitating over 70 different acquisitions ranging in size from $1 million to $200 million
•
Co-founded American Medical Disposal in 1990, which was acquired by Stericycle in
2001
Professional Executive
Management Team With Deep
Bench Strength
Industry expertise
Operations emphasis
Distribution and logistics
Business development and
expansion
Integration and systems
Public company experience
Kent Robertson, Chief Executive Officer
•
Former Chief Financial Officer of Insurance Auto Auctions, Inc. (IAAI), a leading provider of salvage vehicle auction services for insurance companies
CFO during IAAI’s rapid growth, expanding from 48 to 150 auction locations while increasing EBITDA from $20 million to what is now over $200 million
Converted diverse systems, business processes into an integrated platform for growth
•
Previously CFO of Globe and Vistar Auto Glass; merged #2 and #3 in the industry prior to sale to Safelite
Scott Pettit, Chief Financial Officer

Why Invest in Fenix Parts?
Recycled original equipment is the product of choice in the
attractive/desirable automotive replacement parts marketplace
(represents
a
$60B+
opportunity
plus
the
do-it-yourself
market)
Right Product
Offering in
Huge
Market
Clear economic benefits to the consolidation and integration of recyclers of original equipment parts into a highly profitable, scaleable national platform
Right Business
Model in a
Highly
Fragmented
Segment
Consolidation of the industry with a strong second player makes sense for Fenix, the recycling industry and our shareholders.
Fenix has a unique opportunity for growth and ability to profitably drive inventory more efficiently through its network to its
customers
Right Opportunity to
Create
Shareholder
Value
Fenix has a proven executive leadership team, management
and board committed
to creating value for shareholders as it
executes on its business plan and creates a premier auto parts recycler
Right Management
Team to Deliver

Our $61 Billion Marketplace
Key Highlights
Do-It-For-Me
$165 billion
Do-It-
Yourself
$48 billion
Source:
Auto
Care
Association
Digital
Auto
Care
Factbook,
24
th
Edition
2015;
2014
data
is
estimated,
excludes
tires
Participate primarily in two repair
shop segments
Collision ($15 billion)
Doors, hoods, trunk lids,
etc.
Mechanical ($46 billion)
Engines, transmissions,
etc.
Do-It-Yourself
Key drivers of market size
Vehicles on the road
Miles driven
Age of vehicles
Collision rates
Mechanical
Parts
$46 billion
Collision
Parts
$15 billion
Market
Opportunity
Market
Opportunity
Do-It-
Yourself
$48 billion
Mechanical
Parts
$46 billion
Labor and
Mark Up
$104 billion
Collision
Parts
$15 billion

U.S. Miles Traveled (millions) / Avg. U.S. Retail Gas Prices
U.S. Light Vehicles In Use (millions)
Large and Stable Market
U.S. Light Vehicle Age
U.S. Light Vehicle Sales (millions)
Source:
AASA,
POLK
2014,
U.S.
Department
of
Transportation,
U.S.
Energy
Information
Administration,
Ward’s,
Gabelli
&
Company
Estimates
•
Stable even at high gas prices
•
Expect growth with lower gas prices
•
Higher repair rate
•
Higher parts spend per repair
229
234
238
241
245
248
250
250
248
247
248
250
253
255
257
259
261
210
220
230
240
250
260
270
2002
2004
2006
2008
2010
2012
2014
2016P
2018P
9.6
9.7
9.8
9.8
9.9
10
10.1
10.3
10.6
10.9
11.2
11.4
11.4
8.0
9.0
10.0
11.0
12.0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
$0.00
$1.00
$2.00
$3.00
$4.00
175,000
200,000
225,000
250,000
275,000
1996
1999
2002
2005
2008
2011
2014
U.S. Miles Traveled
Avg U.S. All Grades Retail Gas Prices
16.9
16.5
16.1
13.2
10.4
11.6
13.2
14.4
15.6
16.5
16.9
17.3
17.5
16.9
6.0
8.0
10.0
12.0
14.0
16.0
18.0
20.0
2005
2007
2009
2011
2013
2015P
2017P

Critical Link In The Supply Chain
RECYCLED OEM PARTS
VEHICLES
Mechanical
Engines
Transmissions
Transfer cases
Collision
Doors
Hoods
Trunk lids
Lights / lamps
Fenders
Bumpers
Wheels / tires
Assemblies
Auto Auctions
Consumers
Repair Shops
Consumers
Buy Cars
Dismantle
Distribute
Established Supply Chain
Professionalized Segment Participants
Fenix
Value-Add

$3,500
$1,400
$650
$1,125
$650
$350
--
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
Engine
Front Door
Rear Bumper
New OE
Recycled OE
Recycled OE Parts Are The Parts of Choice
~70%
Savings
~50%
Savings
~45%
Savings
•
Customers have choices
Original Equipment Manufacturer
(OEM)
Recycled Original Equipment (OE)
Aftermarket
•
Clear cost benefit advantage of
Recycled OE
versus OEM
•
Clear advantage to Aftermarket
Quality, fit, and performance
•
Sold as assemblies, reducing cost
•
Recycled Original Equipment feeds
refurbished / remanufactured
We sell Recycled OE to make
refurbished / remanufactured
products
We distribute refurbished /
remanufactured products
Source: Management estimates
Illustrative Cost Comparison Analysis: New vs. Recycled OE

Building On a Strong Foundation
•
Financially-sound and profitable Founding
Companies
•
Similar operations, with long-standing market
presence and historical trade relationships
connected through a distribution and logistics
network
•
Stable business platforms for inventory
management, purchasing, and supply chain
management
•
Founding Companies include 3 current and former
Presidents of the Automotive Recyclers
Association (ARA)
•
8 individual Founding Companies now go to
market under the Fenix
umbrella
Founding
Company
Full-Service
Locations
Self-Service
Locations
•
Binghamton, NY
•
Pennsburg, PA
•
Watertown, NY
•
Binghamton, NY
•
Elmira, NY
•
Queensbury, NY
•
Rahway, NJ
•
Niagara Falls, NY
•
Ottawa, Ontario
•
Port Hope, Ontario
•
Ottawa, Ontario
•
Scarborough, Ontario
•
Jacksonville, FL

Our Market Advantage
Geographic market presence with established customer relationships and premier assets dedicated to the procurement and recycling of original equipment parts
Competitive
Market
Position
Coordinated regional approach that provides access to our extensive inventory of recycled original equipment parts for distribution on the same or next day basis
Extensive Inventory
and
Distribution
Platform
We operate a profitable, scalable business model in a stable, growing industry in a manner that allows us to drive the "product of choice" more efficiently through our network to our customers
Attractive Product
Offering, Business
Model and Industry
The management of our Founding Companies have extensive operating experience, longstanding relationships with our diverse customer base and an intimacy with the systems and processes routinely employed within the recycling industry
Deep Industry
Experience
The Fenix leadership team brings operating, distribution/logistics, business development/expansion, integration, systems and public company experience and a history of creating shareholder value
Experienced
Leadership Team

Experienced Leadership Team
Strong Senior Management Team
•
Kent
Robertson
–
CEO
•
Scott
Pettit
–
CFO
•
Art
Golden
–
COO
•
John
Blaseos
–
EVP-Supply
Chain
•
David
Gold
–
EVP
Independent, Highly-Qualified Board of Directors
•
Gary Beagell
•
Steven Dayton
•
J. Michael McFall
•
Thomas O’Brien
•
Clayton Trier
Experienced Field Operations
•
Former owners / managers took leadership roles within field operations
Dedicated Business Development Team
•
Identify and speak with high-quality companies that are owned and operated by strong management teams

Regional Focus –
Building a National Presence
•
Increase inventory throughput to the hub, drives
revenue
More parts selection
Next day delivery
Increase same store sales
Optimize inventory levels
•
Ability to leverage distribution network to
increase margin
More parts per delivery
Lower cost platform because of higher asset
utilization
•
Regional density drives operating efficiencies
•
Clear opportunity for regional and national
expansion
Legend
Full-Service Location
Distribution Hub
Self-Service Location
Line Haul
Market Demand for a Strong Alternative

13 Pure-Play North American Recycled OE Organic Growth Acquisition Growth • Overall market • Regional cross-dock / inventory • New customers • Highly fragmented • Benefits of scale • Robust pipeline

Organic Growth Drivers
Favorable industry trends (miles driven, insurance preference)
Increased fulfillment rates (procurement, inventory diversity)
Customer growth (in-house / outbound effectiveness)
Parts trader (market expansion)
Managing regional dynamics (pricing, inventory)
Entrance to new markets (extending the hub)
Leading to a 7-9% organic growth

Compelling M&A Growth Platform
Why is This a Good Consolidation Opportunity?
•
Highly fragmented market
Over 9,000 recycling facilities according to the
American Recycling Association, with only 1
company with over a 10% share
Majority of companies are sized between $1-10
million in annual revenue
•
Significant benefits of scale
Access to greater inventory for sale (better
buying, better inventory), higher parts fulfillment
Acquisitions are highly synergistic
•
Vehicle procurement and tow-in
•
Product distribution and building
route/customer density
•
Leveraging of fixed overhead costs
Why are We the Acquirer of Choice?
•
Opportunity for acquired businesses to be at the
front-end of a robust growth opportunity
•
Expand and scale acquired businesses in their
current marketplace creating long-term growth
opportunities for owners and employees
•
Founding Companies are the leaders in the
industry and attract like-minded acquisition targets
•
Owner-friendly expansion strategy

Compelling M&A Growth Platform
How have We Pre-Wired this M&A Growth?
•
Dedicated business development team, from
identification, to acquisition through integration
•
Identified hundreds of opportunities that meet our
acquisition criteria
Currently focused on geographic adjacencies to
existing markets
Expanding distribution, dismantling, and
warehouse / yard capacity
•
Near-
to mid-term acquisition pipeline with targets
ranging in size from $3
million to $18
million in
revenue
•
16+ acquisition candidates under NDA
•
Fenix has obtained a $55 million credit facility
inclusive of a $20 million accordion feature
Why Does This Create Value?
•
Attractive valuation of tuck-in acquisitions creates
M&A arbitrage
Average revenue of $5-10 million
•
Drive acquired company improvements at top and
bottom line
Access to regional hub
Maximize benefits of scale
Drive revenue to $10-15 million, double EBITDA
margin

Near-
to Mid-Term Fenix Acquisition Pipeline
ACQUISITION TARGET
(1)
ANNUAL REVENUE
COMPLETED
Ocean County Auto Wreckers
$8M
Q3, 2015
Company A
$9M
Company B
$9M
Company C
$8M
Company D
$10M
Company E
$18M
Company F
$12M
Company G
$7M
Company H
$10M
Company I
$5M
Company J
$14M
Company K
$6M
Company L
$4M
Company M
$13M
Company N
$3M
Company O
$6M
Company P
$8M
Total Pipeline
$150M
(1) Excludes additional identified opportunities and expressions of interest

Foundation for Growth
•
Revenue
Recycled OEM parts sales and other
services (scrap)
•
Cost of Goods Sold
Primarily price paid for vehicles at
auction
Also includes tow-in, vehicle
procurement and dismantling costs
•
Operating Expenses
Facilities, rent and distribution expense
Selling expenses for commissioned
sales force
General and administrative expenses
Depreciation and amortization
•
Growth Assumptions
Organic growth: Historical high-single
digit Recycled OE parts growth
Near-
to mid-term acquisition pipeline:
$150 million
(1)
Assumes approximately 7-9% organic growth and 1-3 acquisitions per quarter
(2)
Excludes fluctuations in scrap prices and foreign exchange rate
(3) The growth projections shown above are solely to illustrate the effect of organic growth and growth through acquisitions that the company believes to be achievable; however, there can be no assurance that these levels of revenue will be achieved

Capital Structure
•
Strong Liquidity
$19 million cash on hand
$55 million BMO credit facility ($10 million drawn)
•
No Net Debt
Founding Company acquisitions funded using IPO proceeds
•
Founding Companies, Management and Board of Directors Significant
Shareholders
More than 30% combined ownership

Clear Path for Significant Value Creation
•
Large Growing Parts Business in Fragmented Market
Significant progress on path to national coverage in top-125 MSAs
•
Well-Defined Process to Scale Operations
Regional hubs and distribution drive ability to share inventory, optimize dismantle, vehicle procurement, tow cost and distribution
•
Robust Pipeline for Future Acquisitions
•
Strong Organic Growth Profile
•
Future Growth Opportunities
Platform enables us to launch new products and service offerings to our customers
•
Highly Skilled Management Team Incented to Create Shareholder Value